WRL FREEDOM ACCESS®

WRL FREEDOM ENHANCER®

WRL FREEDOM PREMIER®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated October 3, 2008

to the respective

Prospectuses dated May 1, 2008

The following hereby amends, and to the extent inconsistent replaces, the corresponding share class of the following Funds in Appendix B of the prospectus:

TRANSAMERICA SERIES TRUST – SERVICE CLASS

Managed by AEGON USA Investment Management

Transamerica Index 50 VP

Transamerica Index 75 VP